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                       AIM HIGH INCOME MUNICIPAL FUND
                          AIM TAX-EXEMPT CASH FUND
                       AIM TAX-FREE INTERMEDIATE FUND

                 (SERIES PORTFOLIOS OF AIM TAX-EXEMPT FUNDS)

                        Supplement dated July 8, 2003
      to the Statement of Additional Information dated October 31, 2002 as supplemented January 24, 2003, May 2, 2003 and June 12, 2003


The following information replaces the second paragraph its entirety under the heading "DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS - DIVIDENDS AND
DISTRIBUTIONS" on page 55 of the Statement of Additional Information:

                  "Dividends are declared to shareholders of record immediately prior to the determination of the net asset value of each Fund. For each Fund, dividends begin accruing on the first business day following the day on which a purchase order for shares settles (is paid for), and accrue through the day on which a redemption order is processed. Thus, if a purchase order settles on Friday, dividends will generally begin accruing on the following Monday."

The change noted above becomes effective July 9, 2003.